SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE
COMMISSION ONLY (AS PERMITTED BY
RULE 14A-6(E)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

CENTRAL GARDEN & PET COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party

(4)	Date Filed:

Notes:

September 2006 2006 Special Meeting of Shareholders

“Safe Harbor” Statement under the Private Securities Litigation
Reform Act of 1995:  The statements contained in this release which are not historical facts, including future earnings guidance, are forward-looking statements that are subject to risks and
uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements.
These risks are described in the Company’s Securities and
Exchange Commission filings.  Central undertakes no obligation to publicly update these forward-looking statements to reflect new information, subsequent events or otherwise.
Safe Harbor

Why We Are Here
Significantly increase Earnings per Share
Scale change in Company Size
More
Stable Business
base
Stronger Competitive Leadership Position
PE
Multiple Expansion
potential
Big Opportunities to Dramatically Increase Shareholder Value
Big Opportunities

Issue
Current Board of Directors and Management team have created the company you have invested in
Big opportunities require equity and new players (sellers) could gain control
Big Opportunities
How to Pursue Big Opportunities while Mitigating Risk to Existing
Shareholders

Solution
New Class A Common Stock: Same as current Common Stock, less voting rights
Proposal
Rationale
Authorize 100,000,000 shares of a new class of common stock, par value $0.01 per share, to be designated as “Class A Common Stock” that would generally have no voting rights
Fix and establish the relative rights, powers and limitations of the Company’s proposed
Class A Common Stock
Flexibility –
To provide Management / Board of Directors with maximum flexibility to pursue a broader range of strategic growth opportunities
Alignment –
To continue to ensure the long-term interests of Shareholders and
Management / Board of Directors are aligned for future growth
Empowerment – To continue to empower existing Shareholders relating to company performance and strategic direction
Big Opportunities

Through a combination of Organic Growth and Strategic Acquisitions, Central
Garden & Pet successfully transitioned to a leading Branded Products company with a Strong Portfolio of #1 Brands
Pet  Products Lawn & Garden Products
Corporate Strategy
Central Life Central Life
Sciences Sciences
Central Central
Aquatics Aquatics
Specialty Pet Specialty Pet
Dog & Cat Dog & Cat
Grass Seed Grass Seed
Wild Bird Wild Bird
Feed Feed
Control Control
Products Products
Garden Garden
Decor Decor
Accomplishments to Date

Corporate Strategy
Stock Price Performance and Key Events since Initial Public Offering
$0
$10
$20
$30
$40
$50
$60
07/15/93 07/15/95 07/15/97 07/15/99 07/15/01 07/15/03 07/15/05
Timeline of Significant Events
CENT consolidates Lawn & Garden
and Pet distribution industries creating
the only national platform in both
categories
Management implements Branded
Products strategy to mitigate
distribution risk
Monsanto divests
Solaris lawn & garden
business to Scott’s.
Management
restructures business
around highly
successful branded
products business
Transformed into a #1
brands product business,
CENT solidifies operations
and financial position;
accelerates ‘String of Pearls’
acquisition strategy

Corporate Strategy
$1.73
35
72
1,145
2003
$1.24
29
53
1,078
2002
23%
$2.85 $2.50 $1.99 EPS
23%
67 54 41 Net Income
26%
135 100 82 Operating Income
10%
1,580 1,381 1,267 Sales
CAGR 2006 F** 2005 2004
Shift to Branded Products focus has produced Strong Financial Results
** Assumes midpoint of company-issued guidance of $2.80-$2.90 per share.
Financial Performance
8.5%
7.2%
4.9%
6.5%
6.3%
81.2%
78.2%
75.8%
75.3%
74.0%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
2002 2003 2004 2005 2006 F
60.0%
65.0%
70.0%
75.0%
80.0%
Operating Income % % Sales from Brands

0
100
200
300
400
500
600
700
12/31/2001 12/31/2002 12/31/2003 12/31/2004 12/31/2005
CENT S&P 500 Nasdaq SMG
Emphasis on Branded Products has produced Superior Returns for
Shareholders
Corporate Strategy
Stock Performance
520% - CENT
114%
111%
Current
224%

CENTRAL
PERFORMANCE
Quality
Organic Growth
Strategic
Acquisitions
Sales
Margins
Innovation Service
Extend
Brands
Categories
Awareness
Expand
Channels
Markets
Enhance
Operating Leverage
Corporate Strategy
Framework for Growth

Potential to be # 1 or # 2 Brand in its Category
Organic Growth History and Potential
Strong Management and “Cultural Fit”
History of Innovation
Profitable Business
Ability to Complete Acquisitions at Reasonable Price
– 5 to 7 x LTM EBIT Target
– Accretive Day One
Ability to Extend or Leverage the Brands into other Lines, Categories or Channels
Growth Through Acquisition
Acquisition Criteria
Acquisitions are a Core Competency of Management
- A rigorous, disciplined approach to each target
- Leverage knowledge from distribution business

$800
$900
$1,000
$1,100
$1,200
$1,300
2003 2004 2005 2006 F
Organic + Acquisitions
Growth Through Acquisition
$863
$960
$1,079
$1,273*
* Represents an estimate of branded products’ sales based on the midpoint of company-issued sales guidance
74
83
126
18% 12% 11% Total Branded Products
3%
2004
12%
2005
15%
2006 F
Branded Products Organic
Sales Growth
Contribution from
Acquisitions
Branded Products’
Organic Sales
Growth
Branded Products’ Sales Performance Driven by a Combination of
Organic Growth and Contribution from Acquisitions

12 Organic Sales 5% Operating Income 10% Acquisition Sales 10% Operating Income 15% Management consistently strives to Achieve / Surpass Objective Corporate Strategy Long-Term Growth Objective

Paths to Future Growth
String of Pearls:
Current proven acquisition model
Typically $10-70 MM in Sales
CENT is often a Top 5 customer due
to distribution relationship
Sellers are often entrepreneur
founders
Complementary product offering
Ability to complete transaction at 5-7x
trailing EBIT
Many targets
Acquisition Considerations
Future Growth
‘Trophy’ Opportunities:
Typically $200 MM+ sales
CENT is frequently a distribution
partner
‘Trophies’ = carve out opportunities
and/or private equity portfolio
companies
Strategic expansion into adjacent
and/or new channels, markets, and
categories
Transaction prices 7+x trailing EBIT
due to strategic nature and scale of
potential target
Fewer targets

Summary
Management has a Strong Track Record
Successfully transitioned Central Garden & Pet into a Leading
Branded Products
company
Built portfolio of #1 Brands
in two highly desirable categories
Innovation
is core competency and competitive advantage
Effectively
completed and integrated over 40 Acquisitions
Numerous Organic Growth and Growth through Acquisition
opportunities remain
Management has created Significant Value for Shareholders

15 Conclusion Vote “For” Empower the Board and Management to Pursue Big Opportunities where Rewards are High and Risks are Low